UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 23, 2008

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, California 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2008, Joseph C. Mello will retire as Chief Operating Officer of DaVita Inc. (the “Company”). Mr. Mello will continue with the Company on a full-time basis through May 2009 and on a part-time basis thereafter. A copy of the press release announcing Mr. Mello’s retirement is attached hereto as Exhibit 99.1.

Dennis Kogod, the Company’s President-West, will become the Company’s Chief Operating Officer effective January 1, 2009. Mr. Kogod, age 49, has served as the Company’s President-West since October 2005. From January 2004 until joining us, Mr. Kogod served as President and Chief Operating Officer-West of Gambro Healthcare, Inc., which the Company acquired in October 2005. From July 2000 to January 2004, Mr. Kogod served as President, West Division of Gambro Healthcare, Inc. From June 1999 to July 2000, Mr. Kogod was President of Teleflex Medical Group, a medical OEM manufacturer of medical delivery systems. From January 1996 to June 1999, Mr. Kogod was Corporate Vice President of Teleflex Surgical Group, a surgical device and service organization. Mr. Kogod serves on the board of directors of Arbios Systems, Inc., a medical device and cell-based therapy company.

The material terms of Mr. Kogod’s employment agreement dated as of October 31, 2005, effective October 24, 2005, were described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2005 and are incorporated herein by reference. There are no family relationships between Mr. Kogod and any other director or executive officer of the Company, or with any person selected to become an officer or a director of the Company. The Company has had no transactions since the beginning of its last fiscal year, and has no transactions proposed, in which Mr. Kogod, or any member of his immediate family, has a direct or indirect material interest.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated as of October 31, 2005, effective October 24, 2005, by and between DaVita Inc. and Dennis Kogod.(1)

99.1	Press Release dated October 23, 2008.

(1)	Incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2008

DAVITA INC.

By:	/s/ Joseph Schohl
Joseph Schohl
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, dated as of October 31, 2005, effective October 24, 2005, by and between DaVita Inc. and Dennis Kogod.(1)

99.1	Press Release dated October 23, 2008.

(1)	Incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2005.